                                                                   Exhibit 10.30

                              FLEET NATIONAL BANK

                                PROMISSORY NOTE


$10,000,000.00                                               As of June 21, 2001


      On June 20, 2002 (the "Maturity Date"), for value received, MOVADO GROUP, INC., having its principal office at 125 Chubb Avenue, Lyndhurst, New Jersey 07071 (the "Borrower"), promises to pay to the order of FLEET NATIONAL BANK, having an office at 1185 Avenue of the Americas, New York, New York, 10036 (the "Bank"), at such office of the Bank or at such other place as the holder hereof may from time to time appoint in writing, in lawful money of the United States of America in immediately available funds, the principal sum of Ten Million and 00/100 ($10,000,000.00) Dollars or such lesser amount as may then be the aggregate unpaid principal balance of all loans made by the Bank to the Borrower hereunder (each a "Loan" and collectively the "Loans") as shown on the schedule attached to and made a part of this Note. The Borrower also promises to pay interest (computed on the basis of a 360 day year for actual days elapsed) at said office in like money on the unpaid principal amount of each Loan from time to time outstanding at a rate per annum, to be elected by the Borrower at the time each Loan is made, equal to either (i) a fluctuating rate equal to the Prime Rate, which rate will change when and as the Prime Rate changes and which such changes in the rate of interest resulting from changes in the Prime Rate shall take effect immediately without notice or demand of any kind (a Loan bearing interest at this rate is sometimes hereinafter called a "Prime Loan"), or (ii) a fixed rate as may be agreed upon between the Borrower and the Bank (an "Agreed Rate") for an Interest Period which is also then agreed upon (a Loan bearing interest at this rate is sometimes hereinafter called an "Agreed Rate Loan"); provided, however, that (a) no Interest Period with respect to an Agreed Rate Loan shall extend beyond the Maturity Date, (b) if any Interest Period would otherwise end on a day which is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day and (c) if prior to the end of any such Interest Period of an Agreed Rate Loan the Borrower and the Bank fail to agree upon a new Interest Period therefor so as to maintain such Loan as an Agreed Rate Loan within the pertinent time set forth in Section 1 hereof, such Agreed Rate Loan shall automatically be converted into a Prime Loan at the end of such Interest Period and shall be maintained as such until a new Interest Period therefor is agreed upon. Interest on each Loan shall be payable monthly on the first day of each month commencing the first such day to occur after a Loan is made hereunder and, together with principal, on the Maturity Date. Interest on Agreed Rate Loans shall also be payable on the last day of each Interest Period applicable thereto. The Borrower further agrees that upon and following an Event of Default and/or after any stated or any accelerated maturity of Loans hereunder, all Loans shall bear interest (computed daily) at,
(i) with respect to Agreed Rate Loans, a rate equal to the greater of 4% per annum in excess of the rate then applicable to Agreed Rate Loans and 4% per annum in excess of the rate then applicable to Prime Loans, payable on demand, and (ii) with respect to Prime Loans, a rate equal to 4% per annum in excess of the rate then applicable to Prime Loans, payable on demand. Furthermore, if the entire amount of any principal and/or interest required to be paid pursuant to this Note is not paid in full within ten (10) days after the same is due, the Borrower shall further pay to the Bank a late fee equal to five percent (5%) of the required payment. In no event shall interest payable hereunder be in excess of the maximum rate of interest permitted under applicable law. If any payment to be so made hereunder becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day and, to the extent permitted by applicable law, interest thereon shall be payable at the then applicable rate during such extension.

     All payments made in connection with this Note shall be in lawful money of the United States in immediately available funds without counterclaim or setoff and free and clear of and without any deduction or withholding for, any taxes or other payments. All such payments shall be applied first to the payment of all fees, expenses and other amounts due to the Bank (excluding principal and interest), then to accrued interest, and the balance on account of outstanding principal; provided, however, that after the occurrence of an Event of Default, payments will be applied to the obligations of the Borrower to the Bank as the Bank determines in its sole discretion. The Borrower hereby expressly authorizes the Bank to record on the attached schedule the amount and date of each Loan, the rate of interest thereon, Interest Period thereof and the date and amount of each payment of principal. All such notations shall be presumptive as to the correctness thereof; provided, however, the failure of the Bank to make any such notation shall not limit or otherwise affect the obligations of the Borrower under this Note.

     In consideration of the granting of the Loans evidenced by this Note, the Borrower hereby agrees as follows:

     1. Loan Requests. Requests for Prime Loans and Agreed Rate Loans may be made up until 1 p.m. on the date the Loan is to be made. Any request for a Loan must be written. The Bank shall have no obligation to make any Loan hereunder.

     2. Prepayment. The Borrower may prepay any Prime Loan at any time in whole or in part without premium or penalty. Each such prepayment shall be made together with interest accrued thereon to and including the date of prepayment. The Borrower may prepay an Agreed Rate Loan only upon at least three (3) Business Days prior written notice to the Bank (which notice shall be irrevocable) and any such prepayment shall occur only on the last day of the Interest Period for such Agreed Rate Loan.

     3. Indemnity: Yield Protection. The Borrower shall pay to the Bank, upon request of the Bank, such amount or amounts as shall be sufficient (in the reasonable opinion of the Bank) to compensate it for any loss, cost, or expense incurred as a result of: (i) any payment of an Agreed Rate Loan on a date other than the last day of the Interest Period for such Loan; (ii) any failure by Borrower to borrow an Agreed Rate Loan on the date specified by Borrower's written notice; (iii) any failure of Borrower to pay an Agreed Rate Loan on the date for payment specified in Borrower's written notice. Without limiting the foregoing, Borrower shall pay to Bank a "yield maintenance fee" in an amount computed as follows: The current rate for United States Treasury securities (bills on a discounted basis shall be converted to a bond equivalent) with a maturity date closest to the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made, shall be subtracted from Cost of Funds in effect at the time of prepayment. If the result is zero or a negative number, there shall be no yield maintenance fee. If the result is a positive number, then the resulting percentage shall be multiplied by the amount of the principal balance being prepaid. The resulting amount shall be divided by 360 and multiplied by the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which the prepayment is made. Said amount shall be reduced to present value calculated by using the above referenced United States Treasury securities rate and the number of days remaining in the term chosen pursuant to the Fixed Rate Election as to which prepayment is made. The resulting amount shall be the yield maintenance fee due to Bank upon the payment of an Agreed Rate Loan. Each reference in this paragraph to "Fixed Rate Election" shall mean the election by Borrower of Loan to bear interest based on an Agreed Rate. If by reason of an Event of Default, the Bank elects to declare the Loans and/or the Note to be immediately due and payable, then any yield maintenance fee with respect to an Agreed Rate Loan shall become due and payable in the same manner as though the Borrower has exercised such right of prepayment.

     For the purpose of this Section 3 the determination by the Bank of such losses and reasonable expenses shall be conclusive if made reasonably and in good faith.

     4. Increased Costs. If the Bank determines that the effect of any applicable law or government regulation, guideline or order or the interpretation thereof by any governmental authority charged with the administration thereof (such as, for example, a change in official reserve requirements which the Bank is required to maintain in respect of loans or deposits or other funds procured for funding such loans) is to increase the cost to the Bank of making or continuing Agreed Rate Loans hereunder or to reduce the amount of any payment of principal or interest receivable by the Bank thereon, then the Borrower will pay to the Bank on demand such additional amounts as the Bank may determine to be required to compensate the Bank for such additional costs or reduction. Any additional payment under this section will be computed from the effective date at which such additional costs have to be borne by the Bank. A certificate as to any additional amounts payable pursuant to this
Section 4 setting forth the basis and method of determining such amounts shall be conclusive, absent manifest error, as to the determination by the Bank set forth therein if made reasonably and in good faith. The Borrower shall pay any amounts so certified to it by the Bank within 10 days of receipt of any such certificate.

     5. Warranties and Representations. The Borrower represents and warrants that: a) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to do business and is in good standing under the laws of every state where its failure to so qualify would have a material and adverse effect on the business, operations, property or other condition of the Borrower; b) the execution, issuance and delivery of this Note by the Borrower are within its corporate powers and have been duly authorized, and the Note is valid, binding and enforceable in accordance with its terms, and is not in violation of law or of the terms of the Borrower's Certificate of Incorporation or By-Laws and does not result in the breach of or constitute a default under any indenture, agreement or undertaking to which the Borrower is a party or by which it or its property may be bound or affected; c) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Note, except those as have been obtained; d) the financial statements of the Borrower heretofore furnished to the Bank are complete and correct and fairly represent the financial condition of the Borrower and its subsidiaries as at the dates thereof and for the periods covered thereby, which financial condition has not materially, adversely, changed since the date of the most recently dated balance sheet heretofore furnished to the Bank; e) no Event of Default (as hereinafter defined) has occurred and no event has occurred which with the giving of notice or the lapse of time or both would constitute an Event of Default; f) the Borrower shall not use any part of the proceeds of any Loan to purchase or carry any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to others for the purpose of purchasing or carrying any margin stock; g) there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator which, if determined adversely to the Borrower would have a materially adverse effect on the financial condition or operations of the Borrower except as described in the financial statements of the Borrower heretofore furnished to the Bank; and h) on the occasion of the granting of each Loan all representations and warranties contained herein shall be true and correct and with the same force and effect as though such representations and warranties had been made on and as of the date of the making of each such Loan.

     6. Events of Default. Upon the occurrence of any of the following specified events of default (each an "Event of Default"): a) default in making any payment of principal, interest, or any other sum payable under this Note when due; or b) default by the Borrower or any Guarantor (i) of any other obligation hereunder or (ii) in the due payment of any other obligation owing to the Bank or (iii) under any other document, instrument and/or agreement with or in favor of the Bank; or c) default by Borrower or any Guarantor in the due payment of any other indebtedness for borrowed money or default in the observance or performance of any covenant or condition contained in any agreement or instrument evidencing, securing, or relating to any such indebtedness, which causes or permits the acceleration of the maturity thereof; or d) any representation or warranty made by the Borrower herein or in any certificate furnished by the Borrower in connection with the Loans evidenced hereby or pursuant to the provisions hereof, proves untrue in any material respect; or e) the Borrower or any Guarantor becomes insolvent or bankrupt, is generally not paying its debts as they become due, or makes an assignment for the benefit of creditors, or a trustee or receiver is appointed for the Borrower or any Guarantor or for the greater part of the properties of the Borrower or any Guarantor with the consent of the Borrower or any such Guarantor, or if appointed without the consent of the Borrower or any such Guarantor, such trustee or receiver is not discharged within 30 days, or bankruptcy, reorganization, liquidation or similar proceedings are instituted by or against the Borrower or any Guarantor under the laws of any jurisdiction, and if instituted against the Borrower or any such Guarantor are consented to by it or remain undismissed for 30 days, or a writ or warrant of attachment or similar process shall be issued against a substantial part of the property of the Borrower or any Guarantor not in the possession of the Bank and same shall not be released or bonded within 30 days after levy; or f) any garnishment, levy, writ or warrant of attachment or similar process shall be issued and served against the Bank, which garnishment, levy, writ or warrant of attachment or similar process relates to property of the Borrower or any Guarantor in the possession of the Bank; or g) mortgage or pledge of, creation of a security interest in, any assets of the Borrower, other than security interests in favor of the Bank; or h) the incurrence by the Borrower of any indebtedness for borrowed money, other than obligations owing to the Bank; i) the Bank shall have determined, in its sole discretion, that one or more conditions exist or events have occurred which have resulted or may result in a material adverse change in the business, properties or financial condition of the Borrower or any Guarantor as determined in the sole discretion of the Bank or one or more other conditions exist or events have occurred with respect to the Borrower or any Guarantor which the Bank deems materially adverse; then, in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Bank may declare the principal and the accrued interest in respect of all Loans under this Note to be, whereupon the Note shall become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Borrower.

     7. Set off. At any time, without demand or notice (any such notice being expressly waived by the Borrower), the Bank may setoff any and all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of FleetBoston Financial Corporation and its successors or assigns, or in transit to any of them, or any part thereof and apply same to any of the Liabilities or obligations of the Borrower or any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. The term "Liabilities" shall include this Note and all other indebtedness and obligations and liabilities of any kind of the Borrower to the Bank, now or hereafter existing, arising directly between the Borrower and the Bank or acquired by assignment, conditionally or as collateral security by the Bank, absolute or contingent, joint and/or several, secure or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of the Borrower as a member of any partnership, syndicate, association or other group, and whether incurred by the Borrower as principal, surety, endorser, guarantor, accommodation party or otherwise.

     8.   Definitions. As used herein;

          (a) "Business Day" means a day other than a Saturday, Sunday, or other day on which commercial banks in the State of New York are authorized or required to close under the laws of the State of New York and to the extent "Business Day" is used in the context of any other specific city it shall mean any date on which commercial banks are open for business in that city.

          (b) "Cost of Funds" means the per annum rate of interest which the Bank is required to pay, or is offering to pay, for wholesale liabilities, adjusted for reserve requirements and such other requirements as may be imposed by federal, state or local government and regulatory agencies, as determined by the Bank.

          (c) "Event of Default" shall have the meaning set forth in the Letter Agreement.

          (d) "Guarantor(s)" shall have the meaning set forth in the Letter Agreement.

          (e) "Interest Period" means that period selected by the Borrower, within the limitations of the first paragraph of this Note, during which an Agreed Rate Loan may bear interest at an Agreed Rate.

          (f) "Loan Documents" means this Note and each document, instrument or agreement executed pursuant hereto or thereto or in connection herewith or therewith, together with each other document, instrument or agreement made with or in favor of the Bank.

          (g) "Prime Rate" means the variable per annum rate of interest so designated from time to time by the Bank as its prime rate. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer.

     9.   Miscellaneous.

          (a) The Borrower shall pay on demand all expenses of the Bank in connection with the preparation, administration, default, collection, waiver or amendment of this Note or any of the other Loan Documents, and/or in connection with Bank's exercise, preservation or enforcement of any of its rights, remedies or options hereunder and/or thereunder, including, without limitation, fees of outside legal counsel or the allocated costs of in-house legal counsel, accounting, consulting, brokerage or other similar professional fees or expenses, and any fees or expenses associated with travel or other costs relating to any appraisals or examinations conducted in connection with the Liabilities or any collateral therefor, and the amount of all such expenses shall, until paid, bear interest at the rate applicable to principal hereunder (including any default rate) and be an obligation secured by any collateral.

          (b) No modification or waiver of any provision of this Note shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of the Bank, and the same shall then be effective only for the period and on the conditions and for the specific instances specified in such writing. No failure or delay by the Bank in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any rights, power or privilege.

          (c) The Borrower hereby waives presentment, demand for payment, notice of protest, notice of dishonor, and any and all other notices or demands except as otherwise expressly provided for herein.

          (d) This Note and the other Loan Documents shall be construed in accordance with and governed by the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). The Borrower agrees that any suit for the enforcement of this Note or any of the other Loan Documents may be brought in the courts of the State of New York or any Federal court sitting therein and consents to the nonexclusive jurisdiction of such court and service of process in any such suit being made upon the Borrower by mail at the address set forth in the first paragraph of this Note. The Borrower hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient forum.

          (e) The Bank may at any time pledge all or any portion of its rights under this Note and the other Loan Documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C.
Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of such loan documents.

          (f) All agreements between the Borrower (and each Guarantor and each other party obligated for payment on this Note) and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower, each Guarantor, each other party obligated on this Note and the Bank.

     (g) THE BORROWER AND THE BANK (BY ACCEPTANCE OF THIS NOTE) MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY, AND THE BORROWER WAIVES THE RIGHT TO INTERPOSE ANY SET-OFF OR COUNTERCLAIM, IN EACH CASE IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND/OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR
ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND MAKE THE LOANS.

     (h) Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Note or any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other security document, the Borrower will issue, in lieu thereof, a replacement Note or other security document in the same principal amount thereof and otherwise of like tenor.

     (i) The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower or any other party obligated on this Note, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in any obligation of the Bank to extend credit to the Borrower and/or any or all of the Liabilities held by the Bank. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective assignees and Participants, provided that the Bank shall require any such prospective assignee or Participant to agree in writing to maintain the confidentiality of such information.

     (j) This Note shall be binding upon and inure to the benefit of the Borrower, the Bank, all future holders of this Note and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights under this Note without the prior written consent of the Bank. The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsees and assigns. The Bank shall have the unrestricted right at any time or from time to time, and without the Borrower's consent, to assign all or any portion of its rights and obligations hereunder and/or under any of the other Loan Documents to one or more banks or other financial institutions (each, an "Assignee"), and the Borrower agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as the Bank shall deem necessary to effect the foregoing. In addition, at the request of the Bank and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Bank has retained any of its rights and obligations hereunder following such assignment, to the Bank, which new promissory notes shall be issued in replacement of, but not in discharge of, the liability evidenced by the promissory note held by the Bank prior to such assignment and shall reflect the amount of Loans held by such Assignee and the Bank after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall be a party to this Agreement and shall have all of the rights and obligations of the Bank hereunder and under each other assigned Loan Document (and under any and all other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

     (k) This Note and the other Loan Documents are intended by the parties as the final, complete and exclusive statement of the transactions evidenced thereby. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Note and such other Loan Documents, and no party is relying on any promise, agreement or understanding not set forth in this Note or such other Loan Documents. Neither this Note nor any of such other Loan Documents may be amended or modified except by a written instrument describing such amendment or modification executed by the Borrower and the Bank.

     (l) This Note shall replace and supersede the Promissory Note made by the Borrower to the order of the Bank, successor by merger to Fleet Bank, National Association dated June 22, 2000 (the "Prior Note"); provided, however, that the execution and delivery of this Note shall not in any circumstance be deemed to have terminated, extinguished or discharged the Borrower's indebtedness under such Prior Note, all of which indebtedness shall continue under and be governed by this Note and the documents, instruments and agreements executed pursuant hereto or in connection herewith. This Note is a replacement, consolidation, amendment and restatement of the Prior Note and IS NOT A NOVATION. The Borrower shall also pay and this Note shall also evidence any and all unpaid interest on all Loans made by the Bank to the Borrower pursuant to Prior Note, and at the interest rate specified therein, for which this Note has been issued as replacement therefor.

                                             MOVADO GROUP, INC.


                                             By: /s/ Frank V. Kimick
                                                ---------------------------
                                                Name: Frank V. Kimick
                                                Title: VP & Treasurer
                                                            8/13/01

                          LOAN AND REPAYMENT SCHEDULE
                   PROMISSORY NOTE DATED AS OF JUNE 21, 2001
                               MOVADO GROUP, INC.
                             to FLEET NATIONAL BANK


                               Last Day
                               of         Amount of   Unpaid
          Amount    Rate of    Interest   Principal   Principal   Notation
Date      of Loan   Interest   Period     Repayment   Balance     Made By
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


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

In order to induce Fleet National Bank, a national banking association (which together with its successors, endorsees and assigns, is hereinafter called the "Bank") to make such advances, loans or extensions of credit, directly or indirectly, to

MOVADO GROUP, INC.

(hereinafter, whether one or more, called the "Borrower") and to grant to the Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights as the Bank may deem advisable, and for other valuable consideration, the receipt of which is hereby acknowledged, the undersigned (hereinafter, whether one or more, called the "Guarantor") who, if more than one, shall be jointly and severally liable hereunder, hereby absolutely unconditionally Guarantys to the Bank the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable with respect to any and every obligation or liability of the Borrower to the Bank, whether now existing or hereafter incurred, whether originally contracted with the Bank or with another and transferred to the Bank or otherwise acquired by the Bank, whether contracted by the Borrower alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured, including, without limitation, all obligations and liabilities of the Borrower to the Bank, whether existing or hereafter arising, under any foreign exchange contracts, interest rate swap, cap, floor or hedging agreements, or other similar agreements, and all obligations of the Borrower to the Bank to repay overdrafts and other amounts due to the Bank under any existing or future agreements relating to cash management services (such obligations and liabilities of the Borrower being hereinafter collectively called the "Liabilities"). Notwithstanding any language contained in this Guaranty relating to loans, it is expressly intended, contemplated and agreed that each Guarantor's obligations under this Guaranty shall extend to each and all of the Liabilities, whether or not such Liabilities relate directly to loans. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction for, any taxes or other payments.

As collateral security for the performance of this Guaranty and all other obligations of the Guarantor to the Bank, whether now or hereafter owed to, or held by, the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an "Affiliate"), including, without limitation, the Liabilities, the Guarantor hereby grants to the Bank a security interest in and transfers and assigns to the Bank the following property: (1) any and all monies and/or other property now or hereafter held by the Bank and/or any Affiliate on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to any Guarantor or in which any Guarantor shall have any interest (ii) any and claims and demands, presently existing or hereafter arising, and all interest heretofore or hereafter accrued thereon, and any and all collateral or security interests relating thereto and the proceeds thereof, which the Guarantor now has or may hereafter have or acquire against the Borrower (such claims and demands referred to herein as the "Claims") and (iii) any and all property described on the "Schedule of Specific Possessory Collateral" on the reverse side hereof, together with any additions and accessions thereto and substitutions therefore and the products and proceeds thereof. This Guaranty is also secured by (a) any and all property of the Guarantor now or hereafter subject to a security agreement, mortgage, pledge agreement, assignment, hypothecation or other document granting the Bank or any Affiliate a security interest or other lien or encumbrance and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, Guarantying, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof. All of the property described in clauses (i), (ii), (iii), (a) and (b) above shall be collectively referred to herein as the "Collateral". The Bank at any time, before or after an Event of Default (as hereinafter defined), may but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral, including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Bank may, after an Event of Default exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in the Collateral against prior parties, or to take any action whatsoever in regard to the Collateral or any part thereof, of all of which the Guarantor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any Collateral, unless the Guarantor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken. At any time, without demand or notice (any such notice being expressly waived by the undersigned), if permitted by applicable law, the Bank may setoff all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any of its Affiliates, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

The Guarantor hereby grants to the Bank full power, without notice to the Guarantor or to the Borrower, and without in any way affecting the joint and several obligations of each Guarantor hereunder, to deal in any manner with the Borrower, the Liabilities, the Collateral and with any Guarantor hereunder, and any other guarantor of the Liabilities including, without limitation, the following powers: (a) to modify or otherwise change any terms of all or any part of the Liabilities and/or the Collateral, to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, subordination, compromise, or settlement with respect to the Borrower, the Liabilities, the Collateral, and the obligations of any one or more of the Guarantors; (b) to enter into any agreement of forbearance with respect to all or any part of the Collateral, or with respect to the Liabilities of the Borrower or the obligations of any Guarantor, or to change the terms of any such agreement; (c) to forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the Collateral; and
(d) to consent to the substitution, exchange, or release of all or any part of the Collateral, whether or not the collateral, if any, received by the Bank upon any substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by the Bank.

The Guarantor waives any notice of the acceptance of this Guaranty, or of the creation, renewal or accrual of any of the Liabilities, present or future, or of the reliance of the Bank upon this Guaranty. The Liabilities shall conclusively be presumed to have been created, contracted for, incurred or suffered to exist in reliance upon this Guaranty, and all dealings between the Borrower and the Bank shall likewise be presumed to be in reliance upon this Guaranty. The Guarantor waives protest, presentment, demand for payment, notice of default or non-payment, and notice of dishonor to or upon the Guarantor, the Borrower, or any other party liable for any of the Liabilities. The Guarantor acknowledges that this Guaranty and the Guarantor's obligations under this Guaranty are and shall at all times be valid and enforceable irrespective of (a) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty, (b) the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty, or (c) the obligations of the Guarantor under this Guaranty or otherwise with respect to the Liabilities. The obligations of the Guarantor hereunder, and the rights of the Bank in the Collateral, shall not be released, discharged or in any way affected, nor shall the Guarantor have any rights against the Bank by reason of the fact that the Bank fails to preserve any rights in the Collateral or in any collateral granted by the Borrower to the Bank ("Other Collateral") or take any action whatsoever in regard to the Collateral or Other Collateral or that any of the Collateral or Other Collateral may in default at the time of acceptance thereof by the Bank or later; nor by reason of the fact that a valid lien on any of the Collateral or Other Collateral may not be conveyed to, or created in favor of, the Bank; nor by reason of the fact that any of the Collateral or Other Collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid or unenforceable against the Borrower or any obligor thereon for any reason whatsoever; nor by reason of the fact that the value of the Collateral or Other Collateral, if any, or the financial condition of the Borrower, or of any obligee under the Guaranty, if any, of the Collateral or Other Collateral, may not have been correctly estimated or was thereafter changed; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the Collateral or Other Collateral nor by reason of the release, in whole or in part, with or without consideration, of the Collateral or Other Collateral or any of it.

In case the Borrower shall fail to pay all or any part of the Liabilities when due, the Guarantor immediately will pay to the Bank the amount due and unpaid by the Borrower under such Liabilities, in like manner as if such amount constituted the direct and primary obligation of the Guarantor. The Bank shall have it remedy under this Guaranty without being obliged to resort first to the Borrower or the Collateral or the Other Collateral or to any other security or to any other remedy or remedies to enforce payment or collection of the Liabilities, and may pursue all or any of its remedies at one or at different times. With respect to the Claims, the Bank shall have the full right on the part of the Bank in its own name or in the name of the Guarantor to collect and enforce such Claims by legal action, proof of debt in bankruptcy or other liquidation proceedings, vote in any proceeding for the arrangement of debts at any time proposed, or otherwise, the Bank and each of its officers being hereby irrevocably constituted attorneys-in-fact for the Guarantor for the purpose of such enforcement and for the purpose of endorsing in the name of the Guarantor any instrument for the payment of money. The Guarantor will receive as trustee for the Bank and will pay to the Bank forthwith upon receipt thereof any amounts which the Guarantor may receive from the Borrower on account of the said Claims. The Guarantor agrees that at no time hereafter will any of such Claims be represented by any notes, other negotiable instruments or writing, except and in such event they shall either be made payable to the Bank, or if payable to the Guarantor, shall forthwith be endorsed by the Guarantor to the Bank. The Guarantor agrees that no payment on account of such Claims or any security interest therein shall be created, received, accepted or retained nor shall any financing statements filed with respect thereto by the Guarantor unless and until the Borrower has paid and satisfied in full all the Liabilities. The Bank is hereby authorized and empowered, upon the occurrence of any Event of Default, to appropriate and apply to the payment and extinguishment of the Liabilities of the Borrower and obligations of the Guarantor and all claims, demands, monies, property, securities, deposits, or credit balances without demand, advertisement or notice, all of which are hereby expressly waived.

In the event that the bank shall receive any payments on account of any of the Liabilities, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against the Bank that the same were improper, and the Bank either voluntarily, or pursuant to court order shall return the same, the Guarantor shall be liable, with the same effect as if the said payments had never been paid to, or received by, the Bank, for the amount of such repaid or returned payments, notwithstanding the fact that they may theretofore have been credited on account of the Liabilities or any of them. If the Guaranty hereunder with credited on account of the Liabilities or any of them. If the Guaranty hereunder with respect to any Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of such Guarantor's aggregate liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the maximum liability of such Guarantor hereunder shall be automatically limited and reduced to an amount equal to the maximum amount that would not render this Guaranty with respect to such Guarantor void, invalid or unenforceable. The invalidity or unenforceability of any portion of this Guaranty shall in no way affect the validity or enforceability of any other portion of this Guaranty.

If any of the following events shall occur (each an "Even of Default"): default by the Borrower with respect to the Liabilities or by the Guarantor with respect to the obligations or liabilities of either of them to the Bank, or in case the Borrower or any Guarantor shall die, or become insolvent, or be unable to meet his or its debts as they mature, or make any assignment for the benefit of creditors, or if an order for relief under the Federal Bankruptcy Code, as now or hereafter in effect, shall be entered against the Borrower or any Guarantor, or if a receiver, trustee or custodian of any kind (either at law or in equity) of any of the property of the Borrower or of any Guarantor is appointed, or if a judgment is obtained or a warrant of attachment issued against the Borrower or any Guarantor, or if the financial or business condition of the Borrower or any Guarantor shall so change as in the opinion of the Bank to impair materially the Bank's security or increase its risk, or in the event of any default in the performance of any obligation comprised in the Collateral or if the Bank in good faith shall deem itself insecure, then the Liabilities of the Borrower and the obligations of the Guarantor to the Bank, whether direct or contingent, and of every description, shall, without notice or demand become immediately due and payable and shall be paid forthwith by the Guarantor: and in such event the Bank may sell or dispose of the whole or any part of the Collateral, at public or private sale with or without any previous demand for performance to the Guarantor or the Borrower. Any legal requirement of notice of any such sale or other disposition shall be deemed satisfied by the giving of ten (10) days prior written notice which shall also be deemed reasonable notice. If the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall not be required to give notice of public or private sale or other intended disposition of the Collateral. The Bank may retain from the proceeds of any such sale all costs and charges incurred by it in the said taking and sale or other disposal including but not limited to attorney's fees. If a deficit should remain after any such sale or other disposal, the Guarantor will pay the same promptly upon demand to the Bank. The Bank or its agent may bid and/or purchase free from any right or equity of redemption at any such public or private sale. In any event the Guarantor agrees to pay all costs, expenses and reasonable attorney's fees if any Liabilities of the Borrower or any obligations of the Guarantor to the Bank are placed in the hands of an attorney for collection. Any stocks, bonds or other securities held by the Bank hereunder may, whether or not the Borrower or the Guarantor is in default, be registered and held in the name of the Bank or its nominee, and after default the Bank or its nominee may exercise all voting and other corporate rights as if the Bank were the absolute owner thereof.

No delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall the Bank be liable for exercising or failing to exercise any such power or right; the right and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which the Bank or any one in whose behalf it has acted or shall act as herein provided, or its or his or their transferees, may or will otherwise have.

The term "the Bank" as used throughout this instrument shall be deemed to include Fleet National Bank, all of its branches and departments, and any individual, partnership or corporation acting as its nominee or agent, and any corporate subsidiary the stock of which owned or controlled, directly or indirectly, by FleetBoston Financial Corporation and its successors and assigns. The term

"Borrower" as used throughout this instrument shall include the individual or individuals, association, partnership, limited liability company or corporation named herein as the Borrower, and (a) any successor, individual or individuals, association, partnership or limited liability company or corporation to which all or substantially all of the business or assets of the Borrower shall have been transferred, (b) in the case of a Borrower which is a partnership or limited liability company, any new partnership or limited liability company, as the case may be, which shall have been created by reason of the admission of any new partner (member) or partners (members) therein or the dissolution of the existing partnership (limited liability company) by the death, resignation or other withdrawal of any partner (member), and (c) in the case of a Borrower which is a corporation, any other corporation into or with which the Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

The Guaranty shall, without further reference, pass to and may be relied on and enforced by any successor or assignee of the Bank, and any transferee or subsequent holder of any of the Liabilities and the Borrower and/or the Guarantor will not assert any claims it may have against the Bank against any such assignee, successor, transferee, or any other subsequent holder. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE BANK FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LIABILITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. This is a continuing guaranty, and is to remain in force throughout business relations between the Borrower and the Bank, and until the payment of all Liabilities of the Borrower to the Bank, whether now existing or hereafter incurred, notwithstanding the appointment of a receiver of, or the dissolution of, and/or any other change in, or with respect to the Borrower. No change, modification, waiver, or discharge, in whole or in part, of this Guaranty shall be effective unless in writing and signed by the party against whom such change, modification, waiver, or discharge is sought to be enforced. However, this Guaranty may be terminated with respect to the obligations of any of the Guarantors (but then only so far as it relates to Liabilities arising after such termination), only upon written notice to that effect delivered by such Guarantor to the Bank and receipt thereof acknowledged in writing by an officer of the Bank. In the event of termination such Guarantor and his, her or its respective executors, administrators and assigns shall nevertheless remain liable with respect to the Liabilities theretofore created or arising, and with respect to such Liabilities and any new renewals, or other liabilities arising out of the same, this instrument shall continue in full force and effect and the Bank shall have all the rights herein provided for as if no such termination had occurred; and the Guarantors, if any, who have not joined in such termination shall continue to be liable hereunder as if no such termination had been effected. In addition to all rights and remedies granted herein, the Bank shall have all of the rights of a Secured Party under the Uniform Commercial Code of the Governing State (which term as used in this Guaranty shall mean the state indicated as such below; provided, that, if no such state is indicated then Governing State shall mean the state where the Bank's office that originated the Liabilities is located). This Guaranty shall be deemed to have been made in the Governing State, the Guarantor consents to the jurisdiction of the state and federal courts of the Governing State, and the rights and liabilities of the parties shall be determined in accordance with the laws of the Governing State (excluding the laws, applicable to conflicts or choice of law).

The Guarantor has made an independent investigation of the Borrower and of the financial condition of the Borrower. The Bank has not made and does not make any representations or warranties as to the income, expense, operation, finances or any other matter or thing affecting the Borrower nor has the Bank made any representation or warranties as to the amount or nature of the Liabilities of the Borrower to which this Guaranty applies as specifically herein set forth, nor has the Bank or any officer, agent or employee of the Bank or any representative thereof, made any other oral representations, agreements, or commitments of any kind or nature, and the Guarantor hereby expressly acknowledges that no such representations or warranties have been made and the Guarantor expressly disclaims reliance on any such representations or warranties. It is agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Guaranty, which alone, fully and completely, expresses their understanding.

The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities of the Borrower is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment had not been made.

If for any reason any of the Liabilities of the Borrower have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

EACH GUARANTOR AND THE BANK (BY ACCEPTANCE OF THIS NOTE) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH ANY OTHER LOAN DOCUMENTS, OR ANY COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LIABILITIES OR ENFORCEMENT OF THIS GUARANTY OR THE LOAN DOCUMENTS, AND AGREE THAT EACH GUARANTOR AND THE BANK WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS GUARANTEE AND EXTEND CREDIT TO THE BORROWER.

EACH GUARANTOR ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY ALSO WAIVES, TO THE EXTENT THE GUARANTOR IS AN INDIVIDUAL, ANY CLAIM, RIGHT OR REMEDY, WHICH MAY ARISE BY ANY STATUTE OR OTHERWISE, WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST THE BORROWER THAT ARISES FROM (I) THE EXECUTION OR PERFORMANCE BY THE GUARANTOR OF ITS OBLIGATIONS TO THE BANK UNDER THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY OR RIGHT OR SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, OR INDEMNIFICATION AGAINST THE BORROWER, OR (II) THE PARTICIPATION BY THE GUARANTOR IN ANY CLAIM, RIGHT OR REMEDY OF THE BANK AGAINST THE BORROWER OR IN ANY SECURITY WHICH THE BANK NOW HAS OR HEREAFTER ACQUIRES BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

Each Guarantor hereby authorizes the Bank to date this Guaranty and to complete and fill in any blank spaces in this Guaranty in order to conform to terms upon which the Guaranty is provided. Each Guarantor further authorizes the Bank to execute and file one or more financing statements covering the collateral security or any part thereof and each Guarantor agrees to bear the cost of such filing(s). Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty or other security document, each Guarantor will issue, in lieu thereof, a replacement Guaranty or other security document.

The Bank shall have the unrestricted right at any time or from time to time, and without any Guarantor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Guarantor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments hereto and to any other documents executed in connection herewith or pursuant hereto (collectively the "Loan Documents") as the Bank shall deem necessary to effect the foregoing. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

The Bank shall have the unrestricted right at any time and from time to time, and without the consent of, or notice to the Borrower or to the Guarantor, to grant one or more banks or other financial institutions (each, a "Participant") participating interests in the Liabilities. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower or the Guarantor, the Bank shall remain responsible for the performance of its obligations under the Loan Documents and the Borrower and the Guarantor shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations thereunder.

The Bank may furnish any information concerning the Guarantor in its possession from time to time to prospective Assignees and Participants, provided that the Bank shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

(Individual Guarantor only) The Guarantor agrees that the Bank may obtain any credit, employment, and income information about the Guarantor as the Bank deems necessary in connection with this Guaranty. The Bank may obtain a consumer credit report reflecting the Guarantor's personal credit history at the time of origination, modification, extension, renewal or collection of the Liabilities or at any other time deemed appropriate by the Bank. At the Guarantor's request, the Bank will disclose whether it has obtained a report and, if so, the name and address of the consumer reporting agency that provided it.

The Bank may at any time pledge or assign all or any portion of its rights under the Loan Documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

(CONNECTICUT ONLY) COMMERCIAL TRANSACTION. EACH GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY AND EACH TRANSACTION RELATED TO IT IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED. EACH GUARANTOR HEREBY WAIVES ANY RIGHT WHICH IT MIGHT HAVE TO NOTICE AND A HEARING OR A PRIOR COURT ORDER, UNDER SAID CHAPTER 903A OR AS OTHERWISE PROVIDED UNDER ANY APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE BANK SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS GUARANTY.

The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsers and assigns.

Governing State: _______________________________________________________________

Schedule of Specific Possessory Collateral _____________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IN WITNESS WHEREOF, this instrument has been duly executed as a sealed instrument by the undersigned on the __________ day of ___________________,_____

IN THE PRESENCE OF:

________________________________________________________________________________
Bank Officer/Notary

________________________________________________________________________________
Bank Officer/Notary


GUARANTORS:
INDIVIDUAL SIGNORS:

________________________________________________________________________________
Name:                                                               Individually

________________________________________________________________________________
(Address)

________________________________________________________________________________
Name:                                                               Individually

________________________________________________________________________________
(Address)

CORPORATION, PARTNERSHIP, OR LIMITED LIABILITY COMPANY OR LIMITED LIABILITY PARTNERSHIP SIGNORS:

  Movado Corporation, a Delaware Corporation
________________________________________________________________________________
Name of Corporation, Partnership or Limited Liability Company/Partnership

________________________________________________________________________________
Bank Officer/Notary


By:    /s/ Rick Cote
    ____________________________________________________________________________
    Name:  Rick Cote
    Title:
          ______________________________________________________________________

In order to induce Fleet National Bank, a national banking association (which together with its successors, endorsees and assigns, is hereinafter called the "Bank") to make such advances, loans or extensions of credit, directly or indirectly, to

MOVADO GROUP, INC.

(hereinafter, whether one or more, called the "Borrower") and to grant to the Borrower such renewals, extensions, forbearances, releases of collateral or other relinquishments of rights as the Bank may deem advisable, and for other valuable consideration, the receipt of which is hereby acknowledged, the undersigned (hereinafter, whether one or more, called the "Guarantor") who, if more than one, shall be jointly and severally liable hereunder, hereby absolutely unconditionally Guarantys to the Bank the due and punctual payment when due, whether by acceleration or otherwise, in accordance with the terms thereof, of the principal of and interest on and all other sums payable with respect to any and every obligation or liability of the Borrower to the Bank, whether now existing or hereafter incurred, whether originally contracted with the Bank or with another and transferred to the Bank or otherwise acquired by the Bank, whether contracted by the Borrower alone or jointly with others, and whether absolute or contingent, secured or unsecured, matured or unmatured, including, without limitation, all obligations and liabilities of the Borrower to the Bank, whether existing or hereafter arising, under any foreign exchange contracts, interest rate swap, cap, floor or hedging agreements, or other similar agreements, and all obligations of the Borrower to the Bank to repay overdrafts and other amounts due to the Bank under any existing or future agreements relating to cash management services (such obligations and liabilities of the Borrower being hereinafter collectively called the "Liabilities"). Notwithstanding any language contained in this Guaranty relating to loans, it is expressly intended, contemplated and agreed that each Guarantor's obligations under this Guaranty shall extend to each and all of the Liabilities, whether or not such Liabilities relate directly to loans. All payments made in connection with this Guaranty shall be in lawful money of the United States of America in immediately available funds without counterclaim or setoff and free and clear of, and without any deduction for, any taxes or other payments.

As collateral security for the performance of this Guaranty and all other obligations of the Guarantor to the Bank, whether now or hereafter owed to, or held by, the Bank (and/or any entity controlling, controlled by or under common control with the Bank, each such entity referred to herein as an "Affiliate"), including, without limitation, the Liabilities, the Guarantor hereby grants to the Bank a security interest in and transfers and assigns to the Bank the following property: (1) any and all monies and/or other property now or hereafter held by the Bank and/or any Affiliate on deposit, in safekeeping, or otherwise, for the account of or to the credit of or belonging to any Guarantor or in which any Guarantor shall have any interest (ii) any and all claims and demands, presently existing or hereafter arising and all interest heretofore or hereafter accrued thereon, and any and all collateral or security interests relating thereto and the proceeds thereof, which the Guarantor now has or may hereafter have or acquire against the Borrower (such claims and demands referred to herein as the "Claims") and (iii) any and all property described on the "Schedule of Specific Possessory Collateral" on the reverse side hereof, together with any additions and accessions thereto and substitutions therefore and the products and proceeds thereof. This Guaranty is also secured by (a) any and all property of the Guarantor now or hereafter subject to a security agreement, mortgage, pledge agreement, assignment, hypothecation or other document granting the Bank or any Affiliate a security interest or other lien or encumbrance and (b) any and all collateral described in any and all credit accommodations, notes, loan agreements, and any other agreements and documents, now or hereafter existing, creating, evidencing, Guarantying, securing or relating to any or all of the Liabilities, together with all amendments, modifications, renewals, or extensions thereof. All of the property described in clauses (i), (ii), (iii), (a) and (b) above shall be collectively referred to herein as the "Collateral". The Bank at any time, before or after an Event of Default (as hereinafter defined), may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral, including stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Bank may, after an Event of Default exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in the Collateral against prior parties, or to take any action whatsoever in regard to the Collateral or any part thereof, all of which the Guarantor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any Collateral, unless the Guarantor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken. At any time, without demand or notice (any such notice being expressly waived by the undersigned), if permitted by applicable law, the Bank may setoff all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of the Bank or any of its Affiliates, or in transit to any of them, or any part thereof and apply the same to any of the Liabilities even though unmatured and regardless of the adequacy of any other collateral securing the Liabilities. ANY AND ALL RIGHTS REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

The Guarantor hereby grants to the Bank full power, without notice to the Guarantor or to the Borrower, and without in any way affecting the joint and several obligations of each Guarantor hereunder, to deal in any manner with the Borrower, the Liabilities, the Collateral and with any Guarantor hereunder, and any other guarantor of the Liabilities including, without limitation, the following powers: (a) to modify or otherwise change any terms of all or any part of the Liabilities and/or the Collateral, to grant any extension or renewal thereof and any other indulgence with respect thereto, and to effect any release, subordination, compromise, or settlement with respect to the Borrower, the Liabilities, the Collateral, and the obligations of any one or more of the
Guarantors: (b) to enter into any agreement of forbearance with respect to all or any part of the Collateral, or with respect to the Liabilities of the Borrower or the obligations of any Guarantor, or to change the terms of any such agreement; (c) to forbear from calling for additional collateral to secure any of the Liabilities or to secure any obligation comprised in the Collateral; and
(d) to consent to the substitution, exchange, or release of all or any part of the Collateral, whether or not the collateral, if any, received by the Bank upon any substitution, exchange, or release shall be of the same or of a different character or value than the collateral surrendered by the Bank.

The Guarantor waives any notice of the acceptance of this Guaranty, or of the creation, renewal or accrual of any of the Liabilities, present or future, or of the reliance of the Bank upon this Guaranty. The Liabilities shall conclusively be presumed to have been created, contracted for, incurred or suffered to exist in reliance upon this Guaranty, and all dealings between the Borrower and the Bank shall likewise be presumed to be in reliance upon this Guaranty. The Guarantor waives protest, presentment, demand for payment, notice of default or non-payment, and notice of dishonor to or upon the Guarantor, the Borrower, or any other party liable for any of the Liabilities. The Guarantor acknowledges that this Guaranty and the Guarantor's obligations under this Guaranty are and shall at all times be valid and enforceable irrespective of (a) any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the Guarantor under this Guaranty, (b) the obligations of any other person or party (including, without limitation, the Borrower) relating to this Guaranty, or (c) the obligations of the Guarantor under this Guaranty or otherwise with respect to the Liabilities. The obligations of the Guarantor hereunder; and the rights of the Bank in the Collateral, shall not be released, discharged or in any way affected, nor shall the Guarantor have any rights against the Bank by reason of the fact that the Bank fails to preserve any rights in the Collateral or in any collateral granted by the Borrower to the Bank ("Other Collateral") or take any action whatsoever in regard to the Collateral or Other Collateral or that any of the Collateral or Other Collateral may be in default at the time of acceptance thereof by the Bank or later: nor by reason of the fact that a valid lien on any of the Collateral or Other Collateral may not be conveyed to, or created in favor of, the Bank; nor by reason of the fact that any of the Collateral or Other Collateral may be subject to equities or defenses or claims in favor of others or may be invalid or defective in any way; nor by reason of the fact that any of the Liabilities may be invalid or unenforceable against the Borrower or any obligor thereon for any reason whatsoever; nor by reason of the fact that the value of the Collateral or Other Collateral, if any, or the financial condition of the Borrower, or of any obligee under the Guaranty, if any, of the Collateral or Other Collateral, may not have been correctly estimated or was thereafter changed; nor by reason of any deterioration, waste, or loss by fire, theft, or otherwise of any of the Collateral or Other Collateral nor by reason of the release, in whole or in part, with or without consideration, of the Collateral or Other Collateral or any of it.

In case the Borrower shall fail to pay all or any part of the Liabilities when due, the Guarantor immediately will pay to the Bank the amount due and unpaid by the Borrower under such Liabilities, in like manner as if such amount constituted the direct and primary obligation of the Guarantor. The Bank shall have its remedy under this Guaranty without being obliged to resort first to the Borrower or the Collateral or the Other Collateral or to any other security or to any other remedy or remedies to enforce payment or collection of the Liabilities, and may pursue all or any of its remedies at one or at different times. With respect to the Claims, the Bank shall have the full right on the part of the Bank in its own name or in the name of the Guarantor to collect and enforce such Claims by legal action, proof of debt in bankruptcy or other liquidation proceedings, vote in any proceeding for the arrangement of debts at any time proposed, or otherwise, the Bank and each of its officers being hereby irrevocably constituted attorneys-in-fact for the Guarantor for the purpose of such enforcement and for the purpose of endorsing in the name of the Guarantor any instrument for the payment of money. The Guarantor will receive as trustee for the Bank and will pay to the Bank forthwith upon receipt thereof any amounts which the Guarantor may receive from the Borrower on account of the said Claims. The Guarantor agrees that at no time hereafter will any of such Claims be represented by any notes, other negotiable instruments or writings, except and in such event they shall either be made payable to the Bank, or if payable to the Guarantor, shall forthwith be endorsed by the Guarantor to the Bank. The Guarantor agrees that no payment on account of such Claims or any security interest therein shall be created, received, accepted or retained nor shall any financing statement be filed with respect thereto by the Guarantor unless and until the Borrower has paid and satisfied in full all the Liabilities. The Bank is hereby authorized and empowered, upon the occurrence of any Event of Default, to appropriate and apply to the payment and extinguishment of the Liabilities of the Borrower and obligations of the Guarantor and all claims, demands, monies, property, securities, deposits, or credit balances without demand, advertisement or notice, all of which are hereby expressly waived.

In the event that the bank shall receive any payments on account of any of the Liabilities, whether directly or indirectly, and it shall subsequently be determined that such payments were for any reason improper, or a claim shall be made against the Bank that the same were improper, and the Bank either voluntarily, or pursuant to court order shall return the same, the Guarantor shall be liable, with the same effect as if the said payments had never been paid to, or received by, the Bank, for the amount of such repaid or returned payments, notwithstanding the fact that they may theretofore have been credited on account of the Liabilities or any of them. If the Guaranty hereunder with respect to any Guarantor would be held or determined to be void, invalid or unenforceable on account of the amount of such Guarantor's aggregate liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the maximum liability of such Guarantor hereunder shall be automatically limited and reduced to an amount equal to the maximum amount that would not render this Guaranty with respect to such Guarantor void, invalid or unenforceable. The invalidity or unenforceability of any portion of this Guaranty shall in no way affect the validity or enforceability of any other portion of this Guaranty.

If any of the following events shall occur (each an "Event of Default"): default by the Borrower with respect to the Liabilities or by the Guarantor with respect to the obligations or liabilities of either of them to the Bank, or in case the Borrower or any Guarantor shall die, or become insolvent, or be unable to meet his or its debts as they mature, or make any assignment for the benefit of creditors, or if an order for relief under the Federal Bankruptcy Code, as now or hereafter in effect, shall be entered against the Borrower or any Guarantor, or if a receiver, trustee or custodian of any kind (either at law or in equity) of any of the property of the Borrower or of any Guarantor is appointed, or if a judgment is obtained or a warrant of attachment issued against the Borrower or any Guarantor, or if the financial or business condition of the Borrower or any Guarantor shall so change as in the opinion of the Bank to impair materially the Bank's security or increase its risk, or in the event of any default in the performance of any obligation comprised in the Collateral or if the Bank in good faith shall deem itself insecure, then the Liabilities of the Borrower and the obligations of the Guarantor to the Bank, whether direct or contingent, and of every description, shall, without notice or demand become immediately due and payable and shall be paid forthwith by the Guarantor; and in such event the Bank may sell or dispose of the whole or any part of the Collateral, at public or private sale with or without any previous demand for performance to the Guarantor or the Borrower. Any legal requirement of notice of any such sale or other disposition shall be deemed satisfied by the giving of ten (10) days prior written notice which shall also be deemed reasonable notice. If the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank shall not be required to give notice of public or private sale or other intended disposition of the Collateral. The Bank may retain from the proceeds of any such sale all costs and charges incurred by it in the said taking and sale or other disposal including but not limited to attorney's fees. If a deficit should remain after any such sale or other disposal, the Guarantor will pay the same promptly upon demand to the Bank. The Bank or its agent may bid and/or purchase free from any right or equity of redemption at any such public or private sale. In any event the Guarantor agrees to pay all costs, expenses and reasonable attorney's fees if any Liabilities of the Borrower or any obligations of the Guarantor to the Bank are placed in the hands of an attorney for collection. Any stocks, bonds or other securities held by the Bank hereunder may, whether or not the Borrower or the Guarantor is in default, be registered and held in the name of the Bank or its nominee, and after default the Bank or its nominee may exercise all voting and other corporate rights as if the Bank were the absolute owner thereof.

No delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall the Bank be liable for exercising or failing to exercise any such power or right; the right and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which the Bank or any one in whose behalf it has acted or shall act as herein provided, or its or his or their transferees, may or will otherwise have.

The term "the Bank" as use throughout this instrument shall be deemed to include Fleet National Bank, all of its branches and departments, and any individual, partnership or corporation acting as its nominee or agent, and any corporate subsidiary the stock of which owned or controlled, directly or indirectly, by FleetBoston Financial Corporation and its successors and assigns. The term

"Borrower" as used throughout this instrument shall include the individual or individuals, association, partnership, limited liability company or corporation named herein as the Borrower, and (a) any successor, individual or individuals, association, partnership or limited liability company or corporation to which all or substantially all of the business or assets of the Borrower shall have been transferred, (b) in the case of a Borrower which is a partnership or limited liability company, any new partnership or limited liability company, as the case may be, which shall have been created by reason of the admission of any new partner (member) or partners (members) therein or the dissolution of the existing partnership (limited liability company) by the death, resignation or other withdrawal of any partner (member), and (c) in the case of a Borrower which is a corporation, any other corporation into or with which the Borrower shall have been merged, consolidated, reorganized, purchased or absorbed.

The Guaranty shall, without further reference, pass to and may be relied on and enforced by any successor or assignee of the Bank, and any transferee or subsequent holder of any of the Liabilities and the Borrower and/or the Guarantor will not assert any claims it may have against the Bank against any such assignee, successor, transferee, or any other subsequent holder. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST THE BANK OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OF THE BANK FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR, TO THE FULLEST EXTENT PERMITTED BY LAW, FOR ANY PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM OR CAUSE OF ACTION (WHETHER BASED ON CONTRACT, TORT, STATUTORY LIABILITY, OR ANY OTHER GROUND) BASED ON, ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LIABILITIES OR THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH GUARANTOR HEREBY WAIVES, RELEASES AND AGREES NEVER TO SUE UPON ANY CLAIM FOR ANY SUCH DAMAGES, WHETHER SUCH CLAIM NOW EXISTS OR HEREAFTER ARISES AND WHETHER OR NOT IT IS NOW KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR. This is a continuing guaranty, and is to remain in force throughout business relations between the Borrower and the Bank, and until the payment of all Liabilities of the Borrower to the Bank, whether now existing or hereafter incurred, notwithstanding the appointment of a receiver of, or the dissolution of, and/or any other change in, or with respect to the Borrower. No change, modification, waiver, or discharge, in whole or in part, of this Guaranty shall be effective unless in writing and signed by the party against whom such change, modification, waiver, or discharge is sought to be enforced. However, this Guaranty may be terminated with respect to the obligations of any of the Guarantors (but then only so far as it relates to Liabilities arising after such termination), only upon written notice to that effect delivered by such Guarantor to the Bank and receipt thereof acknowledged in writing by an officer of the Bank. In the event of termination such Guarantor and his, her or its respective executors, administrators and assigns shall nevertheless remain liable with respect to the Liabilities theretofore created or arising, and with respect to such Liabilities and any new renewals, or other liabilities arising out of the same, this instrument shall continue in full force and effect and the Bank shall have all the rights herein provided for as if no such termination had occurred; and the Guarantors, if any, who have not joined in such termination shall continue to be liable hereunder as if no such termination had been effected. In addition to all rights and remedies granted herein, the Bank shall have all of the rights of a Secured Party under the Uniform Commercial Code of the Governing State (which term as used in this Guaranty shall mean the state indicated as such below; provided, that, if no such state is indicated then Governing State shall mean the state where the Bank's office that originated the Liabilities is located). This Guaranty shall be deemed to have been made in the Governing State, the Guarantor consents to the jurisdiction of the state and federal courts of the Governing State, and the rights and liabilities of the parties shall be determined in accordance with the laws of the Governing State (excluding the laws, applicable to conflicts or choice of law).

The Guarantor has made an independent investigation of the Borrower and of the financial condition of the Borrower. The Bank has not made and does not make any representations or warranties as to the income, expense, operation, finances or any other matter or thing affecting the Borrower nor has the Bank made any representation or warranties as to the amount or nature of the Liabilities of the Borrower to which this Guaranty applies as specifically herein set forth, nor has the Bank or any officer, agent or employee of the Bank or any representative thereof, made any other oral representations, agreements, or commitments of any kind or nature, and the Guarantor hereby expressly acknowledges that no such representations or warranties have been made and the Guarantor expressly disclaims reliance on any such representations or warranties. It is agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Guaranty, which alone, fully and completely, expresses their understanding.

The Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the principal of, interest on, or fees with respect to any of the Liabilities of the Borrower is rescinded or must otherwise be restored or returned by the Bank upon insolvency, bankruptcy or reorganization of the Borrower or the Guarantor, or otherwise, all as though such payment had not been made.

If for any reason any of the Liabilities of the Borrower have been discharged or have become irrecoverable from the Borrower by operation of law or for any other reason, the liabilities of the Guarantor under this Guaranty shall nevertheless remain in full force and effect notwithstanding such discharge or irrevocability.

EACH GUARANTOR AND THE BANK (BY ACCEPTANCE OF THIS NOTE) KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER INSTITUTED BY OR AGAINST THE GUARANTOR OR THE BANK IN RESPECT OF THIS GUARANTY OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH ANY OTHER LOAN DOCUMENTS, OR ANY COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE BANK RELATING TO THE ADMINISTRATION OF THE LIABILITIES OR ENFORCEMENT OF THIS GUARANTY OR THE LOAN DOCUMENTS, AND AGREE THAT EACH GUARANTOR AND THE BANK WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, THE GUARANTOR HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN OR IN ADDITION TO, ACTUAL DAMAGES. THE GUARANTOR CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR BANK TO ACCEPT THIS GUARANTEE AND EXTEND CREDIT TO THE BORROWER.

EACH GUARANTOR ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY ALSO WAIVES, TO THE EXTENT THE GUARANTOR IS AN INDIVIDUAL, ANY CLAIM, RIGHT OR REMEDY, WHICH MAY ARISE BY ANY STATUTE OR OTHERWISE, WHICH THE GUARANTOR MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST THE BORROWER THAT ARISES FROM (I) THE EXECUTION OR PERFORMANCE BY THE GUARANTOR OF ITS OBLIGATIONS TO THE BANK UNDER THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, ANY CLAIM, REMEDY OR RIGHT OR SUBROGATION, REIMBURSEMENT, EXONERATION, CONTRIBUTION, OR INDEMNIFICATION AGAINST THE BORROWER, OR (II) THE PARTICIPATION BY THE GUARANTOR IN ANY CLAIM, RIGHT OR REMEDY OF THE BANK AGAINST THE BORROWER OR IN ANY SECURITY WHICH THE BANK NOW HAS OR HEREAFTER ACQUIRES BY STATUTE, UNDER COMMON LAW OR OTHERWISE.

Each Guarantor hereby authorizes the Bank to date this Guaranty and to complete and fill in any blank spaces in this Guaranty in order to conform to terms upon which the Guaranty is provided. Each Guarantor further authorizes the Bank to execute and file one or more financing statements covering the collateral security or any part thereof and each Guarantor agrees to bear the cost of such filing(s). Upon receipt of an affidavit of an officer of the Bank as to the loss, theft, destruction or mutilation of this Guaranty or any other security document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Guaranty or other security document, each Guarantor will issue, in lieu thereof, a replacement Guaranty or other security document.

The Bank shall have the unrestricted right at any time or from time to time, and without any Guarantor's consent, to assign all or any portion of its rights and obligations hereunder to one or more banks or other financial institutions (each, an "Assignee"), and the Guarantor agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments hereto and to any other documents executed in connection herewith or pursuant hereto (collectively the "Loan Documents") as the Bank shall deem necessary to effect the foregoing. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation required by the Bank in connection with such assignment, and the payment by Assignee of the purchase price agreed to by the Bank, and such Assignee, such Assignee shall have all of the rights and obligations of the Bank hereunder (and under any and all other Loan Documents) to the extent that such rights and obligations have been assigned by the Bank pursuant to the assignment documentation between the Bank and such Assignee, and the Bank shall be released from its obligations hereunder and thereunder to a corresponding extent.

The Bank shall have the unrestricted right at any time and from time to time, and without the consent of, or notice to the Borrower or to the Guarantor, to grant one or more banks or other financial institutions (each, a "Participant") participating interests in the Liabilities. In the event of any such grant by the Bank of a participating interest to a Participant, whether or not upon notice to the Borrower or the Guarantor, the Bank shall remain responsible for the performance of its obligations under the Loan Documents and the Borrower and the Guarantor shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations thereunder.

The Bank may furnish any information concerning the Guarantor in its possession from time to time to prospective Assignees and Participants, provided that the Bank shall require any such prospective Assignee or Participant to agree in writing to maintain the confidentiality of such information.

(Individual Guarantor only) The Guarantor agrees that the Bank may obtain any credit, employment, and income information about the Guarantor as the Bank deems necessary in connection with this Guaranty. The Bank may obtain a consumer credit report reflecting the Guarantor's personal credit history at the time of origination, modification, extension, renewal or collection of the Liabilities or at any other time deemed appropriate by the Bank. At the Guarantor's request, the Bank will disclose whether it has obtained a report and, if so, the name and address of the consumer reporting agency that provided it.

The Bank may at any time pledge or assign all or any portion of its rights under the Loan Documents to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release the Bank from its obligations under any of the Loan Documents.

(CONNECTICUT ONLY) COMMERCIAL TRANSACTION. EACH GUARANTOR ACKNOWLEDGES THAT THIS GUARANTY AND EACH TRANSACTION RELATED TO IT IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED. EACH GUARANTOR HEREBY WAIVES ANY RIGHT WHICH IT MIGHT HAVE TO NOTICE AND A HEARING OR A PRIOR COURT ORDER, UNDER SAID CHAPTER 903A OR AS OTHERWISE PROVIDED UNDER ANY APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE BANK SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS GUARANTY.

The term "Bank" as used herein shall be deemed to include the Bank and its successors, endorsers and assigns.

Governing State: _______________________________________________________________

Schedule of Specific Possessory Collateral _____________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

IN WITNESS WHEREOF, this instrument has been duly executed as a sealed instrument by the undersigned on the __________ day of ___________________, ____

IN THE PRESENCE OF:

________________________________________________________________________________
Bank Officer/Notary

________________________________________________________________________________
Bank Officer/Notary

GUARANTORS:
INDIVIDUAL SIGNORS:

________________________________________________________________________________
Name:                                                               Individually

________________________________________________________________________________
(Address)

________________________________________________________________________________
Name:                                                               Individually

________________________________________________________________________________
(Address)

CORPORATION, PARTNERSHIP, OR LIMITED LIABILITY COMPANY OR LIMITED LIABILITY PARTNERSHIP SIGNORS:

  Swissam Inc., a New Jersey Corporation
________________________________________________________________________________
Name of Corporation, Partnership or Limited Liability Company/Partnership

________________________________________________________________________________
Bank Officer/Notary


By:    /s/ Daniel R. Phelen
    ____________________________________________________________________________
    Name:  Daniel R. Phelen
    Title: President Retail Operations

________________________________________________________________________________
(Address)

Signatures must be notarized if Guarantee is not executed in the presence of a Bank officer.